UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 29, 2005
                                                          --------------


                            ULTRASTRIP SYSTEMS, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in Its Charter)


           Florida                      000-25663              65-0841549
---------------------------------    --------------      ---------------------
(State or other jurisdiction of       (Commission            (IRS Employer
        incorporation)                 File No.)          Identification No.)


                            3515 S.E. Lionel Terrace
                                Stuart, FL 34997


                                 (772) 287-4846
                          (Address and telephone number
                         of principal executive offices)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

            On April 29, 2005, Mr. Jean-Michel Cousteau resigned as a director of Ultrastrip Systems, Inc.

            In addition, Mr. Cousteau has accepted appointment to our Board of Advisors effective April 29, 2005.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 ULTRASTRIP SYSTEMS, INC.


                                                 By: /s/ J.C. "Jim" Rushing, III
                                                     ---------------------------
                                                     Chief Financial Officer


Date: May 2, 2005